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                                                                       Exhibit 2

                                  Power of Attorney

     Arizona Acquisition Corp., a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Peter Woog and Bruce Burkett, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges.

     The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

     The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 29th day of December, 1997.


                    ARIZONA ACQUISITION CORP.


                    By:  /s/ Peter Woog
                         ---------------------------
                         Name:  Peter Woog
                         Title:  President


                                  Power of Attorney

     Cable Systems Holding, LLC, a Delaware limited liability company (the "LLC"), hereby constitutes and appoints each of Peter Woog, David Kirby and John O'Mara, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the LLC and in the name, place and stead of the LLC, in any and all capacities, to execute for and on behalf of the LLC, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges.

     The undersigned acknowledges that the foregoing attorney-in-fact and agent of the LLC, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.


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     The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agent of the LLC.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 29th day of December, 1997.


                    CABLE SYSTEMS HOLDING, LLC


                    By:  /s/ Peter Woog
                         ---------------------------
                         Name:  Peter Woog
                         Title:  Manager